SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           25-Apr-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware             333-83816-08             13-3439681
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction of      File Number)             Identification
Incorporation)                                Number)

388 Greenwich
New York, NY                      10013
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On          25-Apr-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            25-Apr-03The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated             25-Apr-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                     4/25/03



 Class      Cusip         Beg         Prin
AV-1      79549ARV3    65115991.18  1219711.48
AV-2      79549ARW1    19677637.43   731050.23
AF        79549ARU5   140149516.48  4911685.92
M-1       79549ARX9    15894000.00        0.00
M-2       79549ARY7    14512000.00        0.00
B-1       79549ARZ4     8016000.00        0.00
B-2       79549ASA8     2073000.00        0.00
N*           NA        15907871.75  1290514.21
X         7966459y7  N/A                  0.00
Total                 265438145.09  8152961.84

             Int        Losses        End
AV-1         96163.66    0.00      63896279.70
AV-2         31432.29    0.00      18946587.20
AF          402929.86    0.00     135237830.56
M-1          30863.06    0.00      15894000.00
M-2          40051.10    0.00      14512000.00
B-1          33167.31    0.00       8016000.00
B-2           7684.78    0.00       2073000.00
N*          132238.47     N/A      14617357.54
X                0.00     N/A     N/A
Total       774530.53    0.00     258575697.46
* Notional
              AMOUNTS PER $1,000 UNIT

 Class      Prin          Int        Total
AV-1      18.57475794 1.46445839  20.03921633
AV-2      36.20315109 1.55659337  37.75974447
AF        33.88467931 2.77972764  36.66440695
M-1        0.00000000 1.94180571   1.94180571
M-2        0.00000000 2.75986080   2.75986080
B-1        0.00000000 4.13763847   4.13763847
B-2        0.00000000 3.70708152   3.70708152
N         74.81241782 7.66599826  82.47841608
X          0.00000000 0.00000000   0.00000000

        Int. Carryove   Remaining
 Class    Shortfall  Int. Carryover
AV-1        0.00              0.00
AV-2        0.00              0.00
AF          0.00              0.00
M-1         0.00              0.00
M-2         0.00              0.00
B-1         0.00              0.00
B-2         0.00              0.00
N           0.00              0.00
X           0.00              0.00

 Class       End        Losses        Rate
AV-1     973.06448945   0.00000000    1.71500%
AV-2     938.27500619   0.00000000    1.85500%
AF       932.97710679   0.00000000    3.45000%
M-1     1000.00000000   0.00000000    2.25500%
M-2     1000.00000000   0.00000000    3.20500%
B-1     1000.00000000   0.00000000    4.80500%
B-2     1000.00000000   0.00000000    4.30500%
N        847.38304595   0.00000000   10.00000%
X          0.00000000   0.00000000          NA

Distribution Date:       25-Apr-03

        Distribution Statement
        Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distrib)                          5114440.26
      O/C Release Amount                                         0.00
      O/C Deficiency (after distrib)                             0.00
      O/C Target Amount                                    5113778.14
      O/C Amount (after distrib)                           5114440.26

    Amount of Excess Interest                              1384361.64
    Amount of Excess Cashflow                              1384361.64


iv) Servicing Fees      Group I    Group II-A  Group II-B    Total
Servicing Fees         32553.13     70161.65    9859.14    112573.92
Act & Unpaid Spec Ser    0.00         0.00        0.00       0.00
Special Servicing Fee    0.00         0.00        0.00       0.00


v) Advances                                    140240.64

vi) End Bal            76873043    163880944    22936151   263690138

vii)    Loan Count             647        2803          85       3535
Wt'd avg Rem Term              344         226         352        272
Wt'd avg Mortg Rt         8.85079%    9.98799%    8.32833%   9.51211%

viii)  Delinquency And Foreclosure Information:

Group I              All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current                   617      72645485.78     0             0.00
30                        27        3880612.98     0             0.00
60                         2         221261.45     0             0.00
90+                        1         125682.90     0             0.00


                      Foreclosure
                        Number      Balance
Current                    0              0.00
30                         0              0.00
60                         0              0.00
90+                        1         125682.90


Group II-A           All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current                  2656     154271015.58     0             0.00
30                        105       6610187.32     9        448419.06
60                        32        2505049.49     3        132851.75
90+                       10         494691.34     2         94207.61


                                            Foreclosure
                        Number      Balance
Current                    0              0.00
30                         0              0.00
60                         0              0.00
90+                        0              0.00


Group II-B           All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current      82        22423919.75     0           0           0
30            2         432414         0           0           0
60            1          79817         0           0           0
90+           0            0           0           0           0

                                            Foreclosure
                        Number      Balance
Current                    0           0
30                         0           0
60                         0           0
90+                        0           0

ix)     Loans that became REO properties                   see pg. 4
x)      Total Book Value of REO Properties:                see pg. 4

                          Group I   Group II-A  Group II-B     Total
xi)     Prepayments     1166421.17  4452313.69   714719.16 6333454.02

xii) Current Period Prepayment Penalties                     38391.04
Aggregate Prepayment Penalties                               66780.68
Prepayment Penalties allocable to Classes N                  66780.68
Prepayment Penalties allocable to Classes X                         0
xiii)                     Group I   Group II-A  Group II-B     Total
Agg Real Losses               0.00        0.00        0.00       0.00
Cum Real Losses               0.00        0.00        0.00       0.00

xiv)    Realized Loss Allocations         See Page 1
xv)     Accrued Certificate Interest      See Page 1

xvi)    Prep Int Shortfall not covered by servicer
                                 0           0           0          0

xvii)   Trustee Fees        748.39    1,617.60      226.81   2,592.80

xviii)
                       LIBOR Carryover Amounts
        Curr Distrib Amts. Remain               RAI S/F
AV-1          0            0                       0
AV-2          0            0                       0
AF-1          0            0                       0
M-1           0            0                       0
M-2           0            0                       0
B-1           0            0                       0
B-2           0            0                       0
N             0            0                     327.13
X             0            0                       0

xix)    O/C Deficiency (after distrib)                          0.00

xx)     Has Trigger Event has occurred?                   NO
        Cum Real Losses %                                       0.00

xxi)
Available Funds         Group I    Group II-A  Group II-B    Total
Sched Int -Net Serv F  543472.33   1331520.3     154581   2029573.63
Sched Principal        52254.08    443356.34    16199.87   511810.29
Unsched Prin           1167457.4   4468329.58  714850.36  6350637.34
Available Funds       1762856.68   6243206.22  885631.23  8891694.13

xxii)   Class Interest Rate         See Page 1

xxiii)  Liquidation Report
           Unpaid
Loan Num  Prin. Bal   Sched Prin  Liq. Proceed    Loss
  0.00      0.00         0.00         0.00        0.00
            0.00         0.00         0.00        0.00

xxiv)   Mortgage Loans Purchased by Servicer                     0.00

xxv)    Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)   REO Report
           Unpaid
Loan Num  Prin. Bal   Sched. Bal   Book Val.
  0.00      0.00         0.00         0.00
  0.00      0.00         0.00         0.00


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA